UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): May 23, 2005

CENUCO, INC.
(Exact name of registrant as specified in its charter)

Delaware	033-25900	75-2228820
(State or Other Jurisdiction of Incorporation)	Commission File Number)	IRS Employer Identification No.)

6421 Congress Avenue, Boca Raton, Florida 33487
(Address of Principal Executive Offices)

561-994-4446
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 7.01 Regulation FD Disclosure

On May 23, 2005, Cenuco, Inc. (the “Issuer”) issued a press release announcing the consummation of the merger between Hermes Acquisition Company I LLC and Hermes Holdings Company, Inc., a wholly owned subsidiary of the Issuer. A copy of the press release is furnished and attached hereto as Exhibit 99.2 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Exhibit 99.2 attached hereto is being furnished and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") and is not otherwise subject to the liabilities of that section. Accordingly, the information in Exhibit 99.2 attached hereto will not be incorporated by reference into any filing made by the Issuer under the Securities Act of 1933 or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Number	Description of Exhibit

99.2	Press Release dated May 23, 2005 (1)
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(1)	Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2005	CENUCO, INC.

	By:	/s/ Joseph A. Falsetti
Joseph A. Falsetti
President and Chief Executive Officer